SUMMARY PROSPECTUS | October 31, 2019
WBI BullBear Trend Switch US 3000 Total Return ETF
WBIT
This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus dated October 31, 2019, as amended, and statement of additional information are incorporated by reference to this Summary Prospectus. All information may be obtained online, at no cost, either: at www.wbietfs.com/documents, by calling (855) WBI-ETFS or (855) 924-3837, or by sending an email request to info@wbietfs.com.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.
You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

WBIT LISTED ON NYSE ARCA | CUSIP 00400R841

SUMMARY INFORMATION
Investment Objective
The WBI BullBear Trend Switch 3000 Total Return ETF’s (the “Fund”) investment objective is to seek current income with the potential for long-term capital appreciation, while also seeking to protect principal during unfavorable market conditions.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	0.67%

(1)
The Total Annual Fund Operating Expenses in this fee table does not correlate to the expense ratio in the Fund’s “Financial Highlights” section of the Prospectus, which does not include Acquired Fund Fees and Expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$68	$214
Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. For the fiscal period May 28, 2019 (commencement of operations) through June 30, 2019, the Fund’s portfolio turnover rate was 126% of the average value of its portfolio.

Principal Investment Strategies
The Fund uses a rules-based methodology to implement a systematic strategy that directs exposure to either (i) U.S. large, medium-sized and small capitalization (“All Cap”) equity securities, that WBI Investments, Inc., the sub-advisor (“Sub-Advisor”) to the Fund and an affiliate of Millington Securities, Inc., the advisor (“Advisor”), believes offer the potential for a high correlation to the performance of the broader U.S. All Cap equities market; or (ii) U.S. fixed income securities that the Sub-Advisor, believes display attractive prospects for current income with the potential for long-term capital appreciation under then current market conditions. The Fund’s exposure direction is driven first by the Sub-Advisor’s proprietary rules-based equity model (the “Equity Model”), and, if applicable, subsequently by the Sub-Advisor’s proprietary rules-based bond model (the “Bond Model”). Both the Equity Model and the Bond Model (referred to together as, the “Models”) utilize a systematic approach analyzing macro-economic factors and technical market trends including, among others, those relating to commodities, monetary policy, valuation, sentiment and change in interest rates, to assess risk and generate their signals, and are described further below. Since cash and cash equivalents are among the investment opportunities evaluated by the Models, the Fund may invest in and hold most, if not all, of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.
When the Fund is invested in equity securities it will invest in All Cap equity securities, and ETFs or ETNs with exposure to those equity securities. Large capitalization companies are those that have higher market capitalization than small and medium capitalization companies in their primary market when ranked in order of market capital. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of greater than approximately $10 billion. Small capitalization and medium-sized capitalization companies are those that have lower market capitalization than large capitalization companies in their primary market. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of less than approximately $10 billion.
When the Fund is not invested in equity securities, it will invest debt securities selected on the basis of the Sub-Advisor’s assessment of the risks in the U.S. fixed income market using its Bond Model. The purpose of the Bond Model is to assess conditions likely to affect the relative performance of selected segments of the fixed income market with respect to their sensitivity to credit quality and duration. The types of debt securities in which the Fund will invest are U.S. treasuries, U.S. investment grade corporate bonds, and U.S. high yield bonds (also known as “junk bonds”), and ETFs and ETNs with exposure to the debt securities described. The Fund expects to invest in debt securities of short and long durations, depending on the Sub-Advisor’s assessment of the risks along the yield curve. The yield curve refers to differences in yield among debt assets of varying maturities.
The Funds defines a total return fund as one that seeks to maximize gains from both income generating investments, such as bonds and dividend paying stocks, while simultaneously aiming to invest in assets which will experience capital appreciation, and as such these approaches are used (in part) to achieve the Fund’s investment objective.
The Fund uses the Equity Model, which directs exposure exclusively either to the equity securities of All Cap companies or exclusively to U.S. fixed income securities under the Bond Model. The purpose of the Equity Model is to assess conditions likely to affect the relative performance of the All Cap equity market with respect to its sensitivity to the then current level of market risk and respond to only those investment environments that are likely to produce significant changes in market performance. The Equity Model signals indicate whether market conditions call for the Fund to remain in either of its possible exposure positions. The Fund may remain in a particular exposure position for an extended period of time. The Fund will change its exposure position based on the Equity Indicator of the Equity Model, and each change will become effective on the business day after the indicator signals change.

The Equity Model is used by the Sub-Adviser to determine when the risk of investing in the All Cap equity market is high or low. The Equity Model relies on quantitative methods to assist the Sub-Adviser in forming its view of the risk associated with investment exposure to the All Cap equity market at any given time.
When the Equity Model signals that risk is low, this indicates that the Fund should have investment exposure to U.S. All Cap equities. When the Equity Model signals that risk is high, this indicates that the Fund should have investment exposure to debt securities under the Bond Model.
The various quantitative methods and analysis utilized in the Sub-Adviser’s Equity Model are based on numerous factors which may affect the value of a security or a broader group of securities. Primary factors evaluated by the Equity Model include:

•	Macroeconomic (economy and industry conditions)

•	Momentum (measurements of the rate-of-change in security prices)

•	Sentiment (perception and beliefs of individuals regarding future expectations)

•	Fundamental (company and industry valuation conditions), and

•	Technical (indicators based upon historical security prices, volume and liquidity)
The Equity Model uses statistical forecasting techniques, such as regression analysis, to examine the relationship and influence that these factors may have on the risk associated with an investment in the All Cap equity market.
When the Equity Indicator recommends that the Fund’s exposure be to U.S. fixed income securities, the Fund uses the Bond Model, which directs investment exposure to debt securities (or bonds) of a particular duration and credit quality. Duration is a measure of a debt security’s expected price sensitivity to changes in interest rates. Debt security prices typically have an inverse relationship with interest rates. Rising interest rates indicate that debt security prices are likely to decline, while declining interest rates indicate that debt security prices are likely to rise. As a general rule, for every 1% increase or decrease in interest rates, a debt security’s price will change approximately 1% in the opposite direction for every year of duration. For example, if a bond has a duration of three years and interest rates increase by 1%, the bond’s price is expected to decline by approximately 3%. Credit quality is a measure of a borrower’s (or bond issuer’s) creditworthiness or risk of default. A company or bond’s credit quality may also be known as its “bond rating” as determined by private independent rating agencies such as Standard & Poor’s, Moody’s and Fitch. Each rating agency has its own credit quality designations which typically range from high (‘AAA’ to ‘AA’) to medium (‘A’ to ‘BBB’) to low (‘BB’, ‘B’, ‘CC’ to ‘C’).
The Bond Model generates both a credit quality signal and a duration signal. The combination of the Bond Model’s credit quality signal and the duration signal indicates the recommended debt security exposure. For example, the Bond Model’s credit quality signal may indicate that exposure to relatively lower rated debt securities is appropriate. Simultaneously, the Bond Model’s duration signal may indicate that exposure to relatively short duration debt securities is appropriate. In this example, the combination of the two Bond Model signals would indicate that exposure to lower rated debt securities with short duration is appropriate. Market conditions may call for the Fund to remain in any of the possible exposure positions for an extended period of time. The Fund will change its exposure position based on the following signals, and each change will become effective on the business day after the indicator signals change.
The Sub-Advisor’s credit quality signal indicates the fixed income credit quality that current conditions are more likely to favor among U.S. treasuries, U.S. investment grade bonds, or U.S. high yield bonds on the basis of credit quality probability and credit condition momentum analysis. Credit quality probability analysis seeks to predict which of the three possible credit quality debt securities market segments is likely to perform best in the subsequent week. Credit momentum analysis seeks to determine whether a change in the current credit state will be recommended.

The Sub-Advisor’s duration signal indicates whether current conditions are more likely to favor bonds of short or long maturities on the basis of duration probability and duration momentum analysis. Duration probability analysis seeks to predict whether long or short duration exposure to the credit quality debt securities determined by the credit quality signal is likely to perform best in the subsequent week. Duration momentum analysis seeks to determine whether a change in the current duration will be recommended.
The Fund seeks to achieve its investment objective by implementing the Equity Indicator’s recommendations, and when the Equity Indicator recommends that the Fund’s exposure be to U.S. fixed income securities, following the Bond Model signals, in each instance principally investing directly in the following different types of instruments:

•	U.S. all capitalization equities, and cash or cash equivalents (“Direct Investments”) which are:

•	equity securities including common stocks, preferred stocks, rights, warrants, convertibles, and shares of real estate investment trusts (“REITs”); and

•	cash and cash equivalents including money market accounts, U.S. Treasury Bills, and commercial paper; and

•	U.S. Treasuries, U.S. Investment Grade Corporate Bonds, and U.S. High Yield Bonds issued by the U.S. government and U.S. public and private companies (“Direct Investments”); and

•
Registered fund shares (“investment company shares”) where such funds’ portfolios primarily contain Direct Investments. Investment company shares through which the Fund obtains indirect exposure to Direct Investments include those issued by mutual funds and exchange-traded funds (“ETFs”) and

•
Exchange-traded notes (“ETNs”) and listed and over-the-counter (“OTC”) derivatives whose performance is designed to track the performance of Direct Investments (such derivatives together with ETNs and investment company shares are referred to as “Indirect Investments”). Indirect Investments include gaining exposure to Direct Investment through listed and OTC derivatives, including:

•	futures contracts, swap agreements, and forward contracts; and

•	options on securities, indices, and futures contracts.
The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund, especially during periods of significant volatility, may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 300% on an annual basis. Since the Fund’s principal investment strategy is expected to result in a higher annual portfolio turnover rate than that of many other investment companies, the Fund may experience higher portfolio transaction costs and Shares held in taxable accounts may incur higher taxes than what may be experienced by other investment companies and their shares.
The Fund is considered to be diversified.
For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”
Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds”.

Losing all or a portion of your investment is a risk of investing in the Fund. The following risks could affect the value of your investment. You should understand these risks before investing.
Cash and Cash Equivalents Position Risk - If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash equivalents may lag other investment instruments.

Management Risk - An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its quantitative models, do not produce the expected results, the market value or NAV of the Shares would decrease.

Quantitative Model Risk - The Sub-Advisor uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Sub-Advisor. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.

High Portfolio Turnover Risk - The Fund’s anticipated annual portfolio turnover rate is in excess of 700%. Such a high portfolio turnover rate has the potential to (1) cause high portfolio transaction costs that could negatively impact Fund performance, and (2) result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. At times of extreme and prolonged market volatility, the Fund may have a portfolio turnover rate substantially greater than 700%. A higher portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities, which may result in reduced performance, and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

Model Risk - The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Small and Medium-Sized Companies Risk - Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Investment Style Risk - The prices of bonds in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and medium-sized companies. The Fund may invest in securities, directly or indirectly, that are susceptible to specific investment risks.

Trend Lag Risk - Trend indicator signal changes pursuant to which Fund exposure and investments are determined, are designed to become effective in the Fund the business day following the indicator signal. As a result of this, the Fund may be exposed to downward trends and/or market volatility and may not achieve immediate exposure to upward trends and/or market volatility.

Fundamental Business Risk - Companies with an apparently attractive financial condition and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Equity Options Risk - Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Sub-Advisor to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By writing put options on equity securities, the Fund would give up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Equity Securities Risk - Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.

High-Yield Securities Risk - The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security and changes in value based on public perception of the issuer. High-yield securities are inherently speculative.

Interest Rate Risk - The Fund’s performance may be adversely impacted when interest rates fall because the Fund may be exposed, directly or indirectly, to lower-yielding bonds. This risk may increase as bonds in the Fund’s portfolio mature. Interest rate risk is typically greater with respect to exposure to long-term bonds (or long-term bond funds) and lower for short-term bonds (or short-term bond funds).

Debt Securities Risk - The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter duration for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Derivatives Risk - A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). The Fund may invest in futures contracts, swap agreements, forward contracts and options on securities, indices, and futures contracts. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage. To address such leverage and to prevent the Fund from being deemed to have issued senior securities as a result of an investment in derivatives, the Fund will segregate liquid assets equal to its obligations under the derivatives throughout the life of the investment.

ETF and Other Investment Companies Risk - When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Exchange-Traded Note Risk - The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

REIT Risk - Investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. REITs are subject to complex tax qualification and compliance rules. In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

Counterparty Risk - Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with the over-the-counter (“OTC”) derivatives transactions. In those instances, another ETF holding such derivatives (in which the Fund invests) will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that such ETF will sustain losses.

Government Obligations Risk - The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.

Liquidity Risk - The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Large-Capitalization Companies Risk - The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large- capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Authorized Participant Concentration Risk - The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk - Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

Share Trading Price Risk - The Shares of the Funds are listed for trading on the NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the exchange price of the Fund’s Shares will approximate the Fund’s NAV, there may be times when the exchange price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers, or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Sub-Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Shares of the Fund May Trade at Prices Other Than NAV - There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading price of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Shares are Not Individually Redeemable - Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.
Performance Information
As of the date of this Prospectus, the Fund has not yet completed a full calendar year and therefore does not report its performance information. When the Fund has been in operation for one full calendar year, performance information will be shown here. Updated performance information will be available on www.wbietfs.com, the Fund’s “Website,” or by calling the Fund toll-free at (855) WBI-ETFS or (855) 924-3837.

Management

Investment Advisor.  Millington Securities, Inc. is the Fund’s investment advisor and has selected its affiliate WBI Investments, Inc. to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.
Portfolio Managers.  The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•	Steven Van Solkema, co-portfolio manager. Mr. Van Solkema joined the Sub-Advisor in 2019 and is its Co-Chief Investment Officer. He has been a portfolio manager of the Fund since inception.

•
Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder, Chief Executive Officer and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since inception.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 25,000 Shares, or whole multiples thereof.  Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund.  The Fund’s Creation Units generally are issued and redeemed “in-kind”, for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.
Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WBI
One River Centre
331 Newman Springs Road
Suite 122
Red Bank, NJ 07701
P: (855) WBI-ETFS or (855) 924-3837
Visit WBI’s website for a full menu of WBI’s products and services: www.wbiinvestments.com